Warrant liabilities (Tables)	6 Months Ended
Jun. 30, 2024
Warrant Liabilities
Schedule of Black-Scholes model

	December 31, 2023	June 30, 2024	June 30, 2024
	USD	USD	RMB
Input
Share price	3.55	0.82	5.84
Risk-free interest rate	3.95%	4.50%	4.50%
Volatility	60.60%	61.30%	61.30%
Exercise price	11.50	115.00	819.58
Warrant life (yr)	3.71 years	3.21 years	3.21 years

Schedule of fair value measured on a recurring basis

Description	Warrant Liability		Quoted Prices In Active Markets (Level 1)		Significant Other Observable Inputs (Level 2)		Significant Other Unobservable Inputs (Level 3)
December 31, 2023	RMB	62,200	RMB	-	RMB	-	RMB	62,200
June 30, 2024	RMB	1,062	RMB	-	RMB	-	RMB	1,062

Schedule of Warrants activities

Private Warrants	Warrants	Weighted Average Exercise Price Per Share	Average Remaining Period (Years)
Outstanding as of December 31, 2023	270,500	$11.50	4.00
Issued	-	-	-
Forfeited	-	-	-
Exercised	-	-	-
Expired	-	-	-
Outstanding as of June 30, 2024	270,500	$115.00	3.21